                                                                    EXHIBIT 99.2

                                JOINT FILER INFORMATION

Item                                          Information

Name:                              Wells Fargo Municipal Capital Strategies, LLC

Address:                           375 Park Avenue
                                   New York, New York 10152

Date of Event Requiring            November 18, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or          Nuveen AMT-Free Municipal Credit Income Fund
Trading Symbol:                    [NVG]

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         WELLS FARGO MUNICIPAL CAPITAL STRATEGIES, LLC

                                     By:  /s/ Adam Joseph
                                         ---------------------------
                                     Name: Adam Joseph
                                     Title: President
                                     Date: November 20, 2019

Item                                          Information

Name:                              Wells Fargo Bank, National Association

Address:                           101 North Phillips Avenue
                                   Sioux Falls, SD 57104

Date of Event Requiring            November 18, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or          Nuveen AMT-Free Municipal Credit Income Fund
Trading Symbol:                    [NVG]

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         WELLS FARGO BANK, NATIONAL ASSOCIATION

                                    By:  /s/ Adam Joseph
                                        ---------------------------
                                    Name: Adam Joseph
                                    Title: Managing Director
                                    Date: November 20, 2019